UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

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          Date of Report (Date of earliest event reported):
                           December 1, 2010


                   United States Steel Corporation
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                            -------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
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                                 --
   (State or other        (Commission File         (IRS Employer
   jurisdiction of             Number)          Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
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 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
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                   (Registrant's telephone number,
                         including area code)

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                                      ----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 1, 2010, United States Steel Corporation (the "Corporation") entered into a Loan Agreement (the "Agreement") in connection with the issuance and sale by the Lorain County Port Authority (the "Issuer") of $70,000,000 of Lorain County Port Authority (State of Ohio) Recovery Zone Facility Revenue Bonds, Series 2010 (United States Steel Corporation Project) (the "Bonds"). Pursuant to the Agreement, the proceeds from the sale of the Bonds will be used to finance the costs of acquiring, constructing, equipping and installing a heat, quench and temper line and finishing tube facility at the Corporation's Lorain, Ohio plant. The Agreement obligates the Corporation to provide the trustee under the Indenture issued in connection with the Bonds with funds sufficient to pay, when due, the principal of and interest on the Bonds.

A copy of the Agreement is filed herewith as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Form 8-K is incorporated in this Item
2.03 by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

     10.1 Loan Agreement between Lorain County Port Authority and United States Steel Corporation dated as of December 1, 2010 regarding $70,000,000 of Lorain County Port Authority (State of Ohio) Recovery Zone Facility Revenue Bonds, Series 2010 (United States Steel Corporation Project).

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry T. Brockway
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     Larry T. Brockway
     Vice President &
     Treasurer



Dated:  December 2, 2010